UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 11, 2021
Date of Report (date of earliest event reported)

Copper Property CTL Pass Through Trust
(Exact name of registrant as specified in its charter)

New York	000-56236	85-6822811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Second Street, Suite 206 Jersey City, NJ	07311-4056
(Address of Principal Executive Offices)	(Zip Code)

(201) 839-2200
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 11, 2021, Copper Property CTL Pass Through Trust (the “Trust”) obtained approval from the Trust’s certificateholders to amend its Amended and Restated Pass Through Trust Agreement, dated January 30, 2021 (the “Trust Agreement”), to modify, amongst other things (i) the definition of “Targeted Disposal Period” to extend the sales period for the retail properties to July 31, 2025 and (ii) the requirement that Hilco JCP LLC, the manager of the Trust (the “Manager”), obtain a broker’s opinion of value for each property on a quarterly basis.

The foregoing description of the amendments to the Trust Agreement is qualified in its entirety by reference to the full text of Amendment No.1 to Amended and Restated Pass Through Trust Agreement, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.	Other Events.

In connection with the amendments to the Trust Agreement, the Trust also amended its Management Agreement, dated January 30, 2021 (the “Management Agreement”) to modify the requirement that the Manager obtain a broker’s opinion of value for each property on a quarterly basis.

The foregoing description of the amendment to the Management Agreement is qualified in its entirety by reference to the full text of Amendment No.1 to Management Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

On June 11, 2021, the Trust issued a press release announcing the amendments to the Trust Agreement and Management Agreement.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Number
3.1	Amendment No.1 to Amended and Restated Pass Through Trust Agreement, dated June 11, 2021.
10.1	Amendment No.1 to Management Agreement, dated June 11, 2021.
99.1	Press Release, dated June 11, 2021.

*	Certain schedules and similar attachments have been omitted. The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPPER PROPERTY CTL PASS THROUGH TRUST

	By:	/s/ Larry Finger
Larry Finger
Principal Financial Officer
Date: June 11, 2021